Rule 497(e)

Registration Nos. 333-201473 and 811-22926

Innovator ETFs Trust II

Innovator Lunt Low Vol/High Beta ETF

(the “Fund”)

Supplement To the Fund’s Prospectus
Dated February 1, 2018,
as supplemented on April 11, 2018

Dated June 21, 2018

Change of Auditor

On June 20, 2018, at a meeting of the Board of Trustees of Innovator ETFs Trust II (the “Board”), the Board approved the appointment Cohen & Company, Ltd. (“Cohen & Co.”) as the independent registered accounting firm (“Auditor”) for the Fund. Effective immediately, Cohen & Co. will replace Grant Thornton LLP, the Fund’s current Auditor, as the Auditor for the Fund.

Accordingly, the third paragraph of the section entitled “Fund Service Providers” is deleted in its entirety and replaced with the following:

Cohen & Company, Ltd. Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Approval of Advisory Agreements

Additionally, on June 20, 2018, at a special meeting of the shareholders of the Fund, the shareholders approved an investment advisory agreement among the Trust, on behalf of the Fund, and Innovator Capital Management, LLC (the “Advisory Agreement”), as well as an investment sub-advisory agreement among the Trust, on behalf of the Fund, Innovator Capital Management, LLC and Penserra Capital Management LLC (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”). Innovator Capital Management, LLC, as investment adviser, and Penserra Capital Management LLC, as investment sub-adviser, have been managing the Fund’s assets pursuant to interim advisory agreements since being selected by the Board to replace Elkhorn Investments, LLC, the Fund’s previous investment adviser, on April 1, 2018.

Accordingly, the second and third paragraphs of the sub-section in the prospectus entitled “Fund Organization – Investment Adviser” and the second paragraph of the sub-section in the prospectus entitled “Fund Organization – Investment Sub-Adviser” are deleted in their entirety.

Additionally, the three paragraphs in the sub-section of the prospectus entitled “Management Fee” are deleted in their entirety and replaced with the following:

Pursuant to an investment advisory agreement between Innovator and the Trust (the “Investment Management Agreement”), the Fund has agreed to pay an annual unitary management fee to Innovator in an amount equal to 0.49% of its average daily net assets. This unitary management fee is designed to pay the Fund’s expenses and to compensate Innovator for the services it provides to the Fund.

Out of this unitary management fee, Innovator pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees. However, the Adviser is not responsible for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses. The Adviser’s management fee is designed to pay the Fund’s expenses and to compensate the Adviser for providing services to the Fund.

Pursuant to an investment sub-advisory agreement between Innovator, Penserra and the Trust (the “Investment Sub-Advisory Agreement”), Penserra receives an annual fee equal to the greater of $20,000 or 0.05% of the average daily net assets of the Fund until the Fund reaches $500 million in assets. The Adviser is responsible for paying the entire amount of the Sub-Adviser’s fee for the Fund. The Fund does not directly pay the Sub-Adviser. The Adviser is responsible for paying the entire amount of the Sub-Adviser’s fee for the Fund. The Fund does not directly pay the Sub-Adviser.

A discussion regarding the basis for the Trust’s Board of Director’s approval of the Investment Management Agreement and Investment Sub-Advisory Agreement on behalf of the Fund will be available in the Fund’s Annual Report to shareholders for the fiscal period ended September 30, 2018.

Please Keep This Supplement With Your Summary Prospectus
and Prospectus For Future Reference

[ON CHAPMAN AND CUTLER LLP LETTERHEAD]

June 21, 2018

Securities and Exchange Commission

100 F Street N.E.

Washington, D.C. 20549

Re:	Innovator ETFs Trust II
(File Nos. 333-201473 and 811-22926)

Ladies and Gentlemen:

On behalf of Innovator ETFs Trust II (the “Trust”), pursuant to the requirements of Rule 497 of the General Rules and Regulations of the Securities Act of 1933, as amended, we are submitting one copy of a supplement, in the form of a sticker, to the prospectus of Innovator Lunt Low Vol/High Beta Tactical ETF, a series of the Trust.

If you have questions or comments, please telephone the undersigned at (312) 845- 3273.

Very truly yours, Chapman and Cutler llp

By:	/s/ Walter L. Draney
Walter L. Draney

Enclosures